UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

SUNSHINE HEART, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File No.)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 17, 2015, Sunshine Heart, Inc. (the “Company”) issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2014.  The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibit No.	Description
99.1	Press Release, dated March 17, 2015, reporting the Company’s financial results for the fourth quarter and year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2015	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated March 17, 2015, reporting the Company’s financial results for the fourth quarter and year ended December 31, 2014.